Exhibit 99.1

1

2 SAFE HARBOR STATEMENT Certain statements made in this presentation may constitute “forward-looking statements” within the meaning of the U.S. federal securities laws, as amended, regarding the expectations of management with respect to our future operating results and other future events including revenues and profitability. The Company cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company, that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: the direct and indirect impacts of the human and economic consequences of the COVID-19 pandemic, including the new variants, as well as measures being taken or that may be taken in the future by governments, and consequently, businesses (including the Company and its suppliers, bottlers/distributors, co-packers and other service providers), and the public at large to limit the COVID-19 pandemic; the impact on consumer demand of the resurgence of the COVID-19 pandemic, including new variants, in many of the countries and territories in which we operate resulting in a number of countries, reinstituting lockdowns and other restrictions; the impact of vaccine mandates on our business and supply chain, including our ability to recruit and/or retain employees, and disruptions in the business of our co-packers, bottlers/distributors and/or suppliers; fluctuations in growth rates and/or decline in sales of the domestic and international energy drink categories generally, including in the convenience and gas channel (which is our largest channel), and the impact on demand for products resulting from deteriorating economic conditions and/or financial uncertainties due to the COVID-19 pandemic; our ability to recognize benefits from The Coca-Cola Company (TCCC) transaction; our extensive commercial arrangements with TCCC and, as a result, our future performance’s substantial dependence on the success of our relationship with TCCC; the impact on our business of trademark and trade dress infringement proceedings brought against us relating to our Reign Total Body Fuel® high performance energy drinks; exposure to significant liabilities due to litigation, legal or regulatory proceedings; intellectual property injunctions; our ability to introduce and increase sales of both existing and new products, and the impact of the COVID-19 pandemic on our innovation plans; our ability to implement the share repurchase programs; unanticipated litigation concerning the Company’s products; the current uncertainty and volatility in the national and global economy; changes in consumer preferences; adverse publicity surrounding obesity and health concerns related to our products, product safety and quality, water usage, environmental impact and sustainability, human rights, our culture, workforce and labor and workplace laws; changes in demand due to both domestic and international economic conditions; activities and strategies of competitors, including the introduction of new products and competitive pricing and/or marketing of similar products; actual performance of the parties under the new distribution agreements; potential disruptions arising out of the transition of certain territories to new distributors; changes in sales levels by existing distributors; unanticipated costs incurred in connection with the termination of existing distribution agreements or the transition to new distributors; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities including limitations on co-packing availability and retort production; product distribution and placement decisions by retailers; the effects of retailer and/or bottler/distributor consolidation on our business; our ability to successfully adapt to the changing landscape of advertising, marketing, promotional, sponsorship and endorsement opportunities created by the COVID-19 pandemic; unilateral decisions by bottlers/distributors, buying groups, convenience chains, grocery chains, mass merchandisers, specialty chain stores, e-commerce retailers, e-commerce websites, club stores and other customers to discontinue carrying all or any of our products that they are carrying at any time, restrict the range of our products they carry, impose restrictions or limitations on the sale of our products and/or devote less resources to the sale of our products; changes in governmental regulation; the imposition of new and/or increased excise sales and/or other taxes on our products; our ability to adapt to the changing retail landscape with the rapid growth in e-commerce retailers and e-commerce websites; criticism of energy drinks and/or the energy drink market generally; changes in U.S. tax laws as a result of any legislation proposed by the current U.S. presidential administration or U.S. Congress; the impact of proposals to limit or restrict the sale of energy drinks to minors and/or persons below a specified age and/or restrict the venues and/or the size of containers in which energy drinks can be sold; possible recalls of our products and/or the consequences and costs of defective production; our ability to absorb, reduce or pass on to our bottlers/distributors increases in commodity costs, including freight costs; or political, legislative or other governmental actions or events, including the outcome of any state attorney general, government and/or quasi-government agency inquiries, in one or more regions in which we operate. For a more detailed discussion of these and other risks that could affect our operating results, see the Company’s reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2020, and our subsequently filed quarterly reports. The Company’s actual results could differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

3 STRATEGIC ACQUISITION Founded in 2015, CANarchy is a disruptive collective of like-minded brewers dedicated to bringing high-quality craft beer and seltzers to drinkers everywhere. The portfolio of craft brands includes offerings from Oskar Blues Brewery, Cigar City Brewing, Squatters Craft Beers, Wasatch Brewery, Deep Ellum Brewing Company and Perrin Brewing Company. CANarchy, a top 5 US craft brewery, provides craft beverages throughout the United States and 20 countries and US territories. FLAGSHIP PRODUCTS

SELTZER BRANDS DISTRIBUTION NATIONAL REGIONAL-FLORIDA REGIONAL-UTAH REGIONAL-TEXAS BEER BRANDS BEER CATEGORY PALE ALE, PILSNER, HARD SELTZER FOCUS IPA FOCUS IPA FOCUS WHEAT BEER, AMBER ALE FOCUS BLONDE ALE, IPA FOCUS DARK ALE, IPA FOCUS DISTRIBUTION NATIONAL NATIONAL MTN WEST, MIDWEST MTN WEST, MIDWEST SOUTH CENTRAL MICHIGAN 4 CANARCHY ESTIMATED 2021 NET SALES $134 MILLION 7 MANUFACTURING FACILITIES ANNUAL BEER CAPACITY 616,000 BARRELS ANNUAL SELTZER CAPACITY 211,000 BARRELS 566 EMPLOYEES

5 MONSTER ALCOHOL EXPANSION The CANarchy acquisition marks Monster Beverage Corporation’s entry into the alcoholic beverage industry, with a number of high-quality established brands. CANarchy already operates with the people, distribution network, licenses, alcohol beverage development expertise, manufacturing capability and infrastructure necessary to grow our alcohol business. We are excited to build and expand upon CANarchy’s existing brands with innovative new products.

6 ESG The Company published its first Sustainability Report in August 2021**. Over 95% of the Company’s products are sold in aluminum cans, which are 100% recyclable. Approximately 73% of each can is sourced from recycled beverage containers. The Company has achieved LEED certification in most U.S. Company owned buildings. The Company conducted a climate change risk assessment and completed an inventory of its greenhouse gas emissions. The Company has its own recycling symbol, which has been added to all new products and will be integrated into existing products globally on a rolling basis. ** Content on the Company’s website, including the Company’s sustainability report, is not, and shall not be deemed to be, part of this filing or incorporated herein or into any of our other filings with the Securities and Exchange Commission (the “SEC”).

7 ESG In 2021, the Company responded to the CDP questionnaires on Water Security and Climate Change, which reported on the Company’s Scope 1 and Scope 2 emissions from its U.S. operations. In the KnowTheChain food & beverage rankings, the Company now ranks 23 out of 43, showing significant improvement since 2018. American Fruits and Flavors, a wholly owned subsidiary, earned a Ecovadis Silver Medal, ranking in the top 30% of companies assessed. The Company has established an Equality, Diversity and Inclusion (EDI) Leadership Advisory Group and regional EDI Councils in the Americas, EMEA and APAC.

8 GLOBAL PHILANTHROPIC SUPPORT 2021 HIGHLIGHTS COVID-19 PANDEMIC To aid in the effort for global vaccinations, MECares supported Team Rubicon, which provides medical aid to underdeveloped countries, to slow and stop the spread of Covid-19 to those in most need. U.S. TROOPS AND ALLIED FORCES MECares continued to support military responses around the globe in 2021. Support was given to troops deployed to assist with national disasters, civil unrest, the U.S. Presidential Inauguration, and the Afghanistan withdrawal. Through the USO, MECares provides ongoing support to troops stationed around the globe. MECares also supports charities who give educational scholarships to veterans, their spouses, and children through a few key charities. SOCIAL RESPONSIBILITIES MECares works with our own athlete ambassadors to support their causes. DONATED OVER 2.75 MILLION PRODUCTS TO FIRST RESPONDERS, NATURAL DISASTER AREAS AND PANDEMIC RELIEF GLOBALLY

9 GLOBAL PHILANTHROPIC SUPPORT 2021 HIGHLIGHTS GLOBAL EXPANSION MECares EMEA was formed to support our global philanthropic expansion, in the United Kingdom, Europe, the Middle East and Africa. CARING FOR OUR OWN MECares assists our global human resource team in aiding Monster Energy employees and brand ambassadors through challenges that affect their lives. This is an ongoing program to support our Monster Energy Family around the world. MECares SUPPORTS NUMEROUS CHARITIES UNDER OUR PLATFORMS: Military-Active Duty, Injured & Retired 1st Responders Our Athletes & Their Charities Education Social Responsibilities EMPLOYEE MATCH PROGRAM MECares matches employee monetary donations to their favorite charity up to a maximum amount. VOLUNTEER DAY OFF Each year, Monster Energy employees are given time off work so they can volunteer at a charity in their community.

10 SUPPLY CHAIN In 2021 the Company experienced a number of challenges as a result of unanticipated increases in demand, which adversely impacted sales as well as operating costs and affected the availability of our products on shelves at retailers. The Company has addressed and continues to address the controllable challenges in its supply chain, which remains largely intact. In 2021 the Company: • Experienced shortages in its aluminum can requirements, lack of availability of certain ingredients from time to time, as well as insufficient canning capacity in the United States and in EMEA. In EMEA specifically, there was also a shortage of trucking availability. • Experienced increased import costs for aluminum cans, ingredients, shipping and freight, labor, fuel, and co-packing fees, all of which resulted in increased operating costs. • Continues to implement measures to mitigate such increased costs through pricing actions and reductions in promotions.

11 SUPPLY CHAIN Additional can manufacturing capacity in the United States has been secured for 2022, although the Company will continue to import aluminum cans to supplement its domestic can supply. Can capacity in EMEA remains challenging and the Company expects to continue to import aluminum cans into EMEA for at least 2022. Co-packing capacity in the United States and EMEA continues to be challenging. The Company has expanded its network in the US and EMEA to substantially address supply constraints. The Company’s flavor facility in Athy, Ireland is operational and producing certain flavors and blends for the EMEA region and is steadily increasing production. Athy is also investigating the feasibility of a juice plant to produce EMEA’s juice product requirements.

$936M $651M $348M $540M $342M $86M $240M 12.0% 15.2% 8.0% 14.6% 23.2% 6.5% 19.4% $ CYA $ % Chg YA 12 BEVERAGE LANDSCAPE TOTAL U.S. ALL CHANNELS ALL MEASURED CHANNELS SNAPSHOT 13WKS SPARKLING SOFT DRINKS 32.0% WATER 18.1% JUICE/JUICE DRINKS 17.1% ENERGY DRINKS 15.5% SPORT DRINKS 6.7% RTD TEA 5.1% RTD COFFEE 5.4% $ SHARE CHG YA SPARKLING SOFT DRINKS -0.3% WATER 0.3% JUICE/JUICE DRINKS -0.8% ENERGY DRINKS 0.2% SPORT DRINKS 0.5% RTD TEA -0.3% RTD COFFEE 0.3% TOTAL NON-ALCOHOLIC BEVERAGE BY CATEGORY $ SHARE TOTAL NON-ALCOHOLIC BEVERAGE BY CATEGORY SPARKLING SOFT DRINKS WATER JUICE/JUICE DRINKS ENERGY DRINKS SPORT DRINKS RTD TEA RTD COFFEE TOTAL BEVERAGE $ CYA $3.1B $ % CHG YA 13.0% Source: Nielsen Syndicated db Total US xAOC + Conv 13 weeks ending 01/01/2022

13 BRAND PERFORMANCE TOTAL U.S. ALL CHANNELS $ VOL $ VOL % CHG U VOL U VOL % CHG $ SHR $ SHR CHG TNA ENERGY $4,255,846,009 15.1% 1,470,424,988 11.3% 100.0 0.0 TNA TOTAL MEC $1,555,765,446 9.6% 546,877,499 6.1% 36.6 -1.9 TNA MONSTER $1,341,655,396 12.2% 465,962,404 9.1% 31.5 -0.8 TNA NOS $91,756,953 -12.3% 33,591,452 -15.7% 2.2 -0.7 TNA REIGN $95,963,574 -0.9% 37,026,635 -6.6% 2.3 -0.4 TNA FULL THROTTLE $26,358,563 16.4% 10,282,988 14.2% 0.6 0.0 TNA RED BULL $1,534,780,371 17.7% 471,035,806 16.2% 36.1 0.8 TNA BANG $292,386,156 3.4% 113,495,743 -0.7% 6.9 -0.8 TNA 5-HOUR $195,688,709 4.3% 46,875,316 3.6% 4.6 -0.5 TNA ROCKSTAR $163,020,243 -3.1% 85,051,757 -8.4% 3.8 -0.7 TNA STARBUCKS $140,654,223 5.0% 43,210,715 -2.0% 3.3 -0.3 TNA CELSIUS $89,084,313 231.5% 36,592,557 215.6% 2.1 1.4 TNA C4 $45,950,274 140.8% 16,774,909 136.8% 1.1 0.6 TNA MTN DEW $41,535,799 295.2% 18,811,298 270.9% 1.0 0.7 TNA ALANI NU $40,553,532 647.9% 15,507,933 515.8% 1.0 0.8 TNA COCA-COLA ENERGY $2,949,410 -82.1% 1,320,197 -83.6% 0.1 -0.4 A/O $153,477,531 26.2% 74,871,256 7.2% 3.6 0.3 ALL MEASURED CHANNELS SNAPSHOT 13WKS Source: Nielsen Total US xAOC + Conv 13 weeks ending 01/01/2022 TNA Energy

14 Source: Nielsen Total US xAOC + Conv 24 months ending 01/01/2022 TNA Energy 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 Jan 20 Feb 20 Mar 20 Apr 20 May 20 Jun 20 Jul 20 Aug 20 Sep 20 Oct 20 Nov 20 Dec 20 Jan 21 Feb 21 Mar 21 Apr 21 May 21 Jun 21 Jul 21 Aug 21 Sep 21 Oct 21 Nov 21 Dec 21 TNA TOTAL MEC TNA MONSTER TNA NOS TNA REIGN TNA FULL THROTTLE TNA RED BULL TNA BANG TNA 5-HOUR TNA ROCKSTAR TNA CELSIUS TNA C4 ENERGY CATEGORY TOTAL U.S. DOLLAR SHARE – ALL MEASURED CHANNELS

15 ENERGY CATEGORY TOTAL U.S. UNIT SHARE – ALL MEASURED CHANNELS 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 Jan 20 Feb 20 Mar 20 Apr 20 May 20 Jun 20 Jul 20 Aug 20 Sep 20 Oct 20 Nov 20 Dec 20 Jan 21 Feb 21 Mar 21 Apr 21 May 21 Jun 21 Jul 21 Aug 21 Sep 21 Oct 21 Nov 21 Dec 21 TNA TOTAL MEC TNA MONSTER TNA NOS TNA REIGN TNA FULL THROTTLE TNA RED BULL TNA BANG TNA 5-HOUR TNA ROCKSTAR TNA CELSIUS TNA C4 Source: Nielsen Total US xAOC + Conv 24 months ending 01/01/2022 TNA Energy

16 BRAND PERFORMANCE TOTAL U.S. CONVENIENCE TOTAL U.S. CONVENIENCE SNAPSHOT 13WKS $ VOL $ VOL % CHG U VOL U VOL % CHG $ SHR $ SHR CHG TNA ENERGY $2,783,413,708 10.9% 1,006,588,634 7.5% 100.0 0.0 TNA TOTAL MEC $1,020,536,527 6.3% 388,308,333 3.6% 36.7 -1.6 TNA MONSTER $864,608,611 8.6% 327,416,372 6.2% 31.1 -0.7 TNA NOS $67,732,559 -15.1% 26,058,693 -18.3% 2.4 -0.7 TNA REIGN $66,364,137 1.3% 25,663,567 -4.1% 2.4 -0.2 TNA FULL THROTTLE $21,803,635 16.4% 9,157,124 14.1% 0.8 0.0 TNA RED BULL $1,038,451,271 14.1% 337,227,967 12.7% 37.3 1.0 TNA BANG $200,018,636 2.7% 77,526,520 0.0% 7.2 -0.6 TNA 5-HOUR $125,429,247 4.8% 36,363,388 4.6% 4.5 -0.3 TNA ROCKSTAR $107,969,727 -6.8% 52,459,467 -10.6% 3.9 -0.7 TNA STARBUCKS $93,935,043 1.4% 27,500,332 -7.2% 3.4 -0.3 TNA CELSIUS $37,199,156 229.4% 15,321,055 210.5% 1.3 0.9 TNA C4 $34,917,464 157.1% 12,360,304 153.7% 1.3 0.7 TNA MTN DEW $29,172,070 210.0% 12,452,685 181.9% 1.0 0.7 TNA ALANI NU $6,099,397 2803.6% 2,221,770 2892.3% 0.2 0.2 TNA COCA-COLA ENERGY $1,608,414 -80.4% 696,733 -80.8% 0.1 -0.3 A/O $88,076,757 18.7% 44,150,082 0.9% 3.2 0.2 Source: Nielsen Total US Convenience 13 weeks ending 01/01/2022 TNA Energy

17 BRAND PERFORMANCE TOTAL U.S. CONVENIENCE TOT AL U.S. CONVENIENCE SNAPSHOT 5WKS $ VOL $ VOL % CHG U VOL U VOL % CHG $ SHR $ SHR CHG TNA ENERGY $1,028,227,674 12.5% 371,576,556 9.1% 100.0 0.0 TNA TOTAL MEC $380,516,891 8.4% 144,120,716 4.9% 37.0 -1.4 TNA MONSTER $322,519,623 10.5% 121,552,987 7.3% 31.4 -0.6 TNA NOS $24,938,077 -13.7% 9,544,896 -17.5% 2.4 -0.7 TNA REIGN $24,706,364 6.4% 9,535,775 0.3% 2.4 -0.1 TNA FULL THROTTLE $8,342,705 20.9% 3,482,456 18.0% 0.8 0.1 TNA RED BULL $382,033,381 15.5% 124,522,551 14.9% 37.2 1.0 TNA BANG $72,567,448 2.2% 28,193,024 -0.6% 7.1 -0.7 TNA 5-HOUR $46,705,824 6.1% 13,538,585 5.9% 4.5 -0.3 TNA ROCKSTAR $40,634,193 -2.8% 19,696,189 -6.7% 4.0 -0.6 TNA STARBUCKS $33,374,997 3.2% 9,690,732 -6.0% 3.2 -0.3 TNA CELSIUS $14,313,843 239.5% 5,789,459 214.8% 1.4 0.9 TNA C4 $13,704,823 160.3% 4,860,228 158.2% 1.3 0.8 TNA MTN DEW $9,414,265 174.4% 4,029,701 149.2% 0.9 0.5 TNA ALANI NU $2,337,474 1937.9% 845,347 1998.1% 0.2 0.2 TNA COCA-COLA ENERGY $437,881 -83.4% 201,968 -82.4% 0.0 -0.2 A/O $32,186,655 18.6% 16,088,056 1.2% 3.1 0.2 Source: Nielsen Total US Convenience 5 weeks ending 01/01/2022 TNA Energy

18 DISTRIBUTION MONSTER BRAND ENERGY DRINKS COCA-COLA SYSTEM BOTTLERS WORLD TERRITORIES COMPANY COVERAGE EFFECTIVE AS OF DECEMBER 31, 2021 ALL OTHER - INDEPENDENT NO COVERAGE Maps not to scale

19 DISTRIBUTION MONSTER IS NOW DISTRIBUTED IN 138 COUNTRIES AND TERRITORIES. STRATEGIC BRANDS ARE NOW DISTRIBUTED IN 64 COUNTRIES AND TERRITORIES. REIGN IS NOW DISTRIBUTED IN 21 COUNTRIES AND TERRITORIES WORLDWIDE. AFFORDABLE ENERGY (PREDATOR & FURY) IS NOW DISTRIBUTED IN 25 COUNTRIES AND TERRITORIES WORLDWIDE. ONE OR MORE OF THE COMPANY’S ENERGY DRINKS ARE DISTRIBUTED IN A TOTAL OF 154 COUNTRIES AND TERRITORIES WORLDWIDE. As of 11/30/2021

20 STRATEGIC BRANDS EXISTING MARKETS

21 REIGN EXISTING MARKETS

22 AFFORDABLE ENERGY EXISTING MARKETS

23 EXPANSION MARKETS TARGETED LAUNCHES EMEA APAC LATAM BELIZE (MONSTER & PREDATOR) BOLIVIA (FURY) CHILE (REIGN) COLOMBIA (FURY) COSTA RICA (FURY) ECUADOR (FURY) GUATEMALA (FURY) GUYANA (PREDATOR) NICARAGUA (FURY) PANAMA (FURY) PERU (FURY) SURINAME (MONSTER & PREDATOR) VENEZUELA (MONSTER) CARIBBEAN ANGUILLA (PREDATOR) ANTIGUA & BARBUDA (PREDATOR) BARBADOS (PREDATOR) DOMINICA (PREDATOR) GRENADA (PREDATOR) ST. KITTS (PREDATOR) ST. VINCENT (PREDATOR) ST. LUCIA (PREDATOR) AUSTRIA (REIGN) BELARUS (PREDATOR) BELGIUM (REIGN) CROATIA (PREDATOR) EGYPT (MONSTER & PREDATOR) ESTONIA(REIGN) FINLAND (REIGN) GHANA (PREDATOR) LATVIA (REIGN) LITHUANIA (REIGN) NETHERLANDS (REIGN) POLAND (REIGN) ROMANIA (PREDATOR) RUSSIA (PREDATOR & REIGN) SAUDI ARABIA(PREDATOR) SOUTH AFRICA (REIGN) SWITZERLAND (REIGN) UAE (PREDATOR) UKRAINE (PREDATOR) AZERBAIJAN (PREDATOR) CAMBODIA (PREDATOR) CHINA (PREDATOR) INDIA (PREDATOR) IRAQ (PREDATOR) KAZAKHSTAN (PREDATOR) MALAYSIA (PREDATOR) MYANMAR (PREDATOR) PAKISTAN (PREDATOR) SRI LANKA (MONSTER) THAILAND (PREDATOR) TURKEY (PREDATOR)

VALUE SHARE GROWTH SELECT GLOBAL MARKETS

SELECT GLOBAL MARKETS SNAPSHOT YTD

	MONSTER VALUE SHARE LATEST YTD '20	MONSTER VALUE SHARE LATEST YTD '21	PORTFOLIO VALUE SHARE LATEST YTD '20	PORTFOLIO VALUE SHARE LATEST YTD '21	MONSTER VALUE GROWTH	ENERGY CATEGORY VALUE GROWTH
CANADA	35.3%	36.0%	39.5%	41.3%	16.2%	14.0%
FRANCE	26.9%	28.4%	26.9%	28.4%	29.7%	22.5%
GERMANY	15.0%	15.3%	15.5%	15.9%	22.7%	20.1%
GREAT BRITAIN	25.0%	28.9%	28.8%	32.5%	34.0%	16.2%
JAPAN	55.1%	52.8%	55.1%	52.8%	-2.5%	1.7%
MEXICO	28.2%	27.4%	29.4%	30.3%	22.2%	25.7%
POLAND	18.6%	19.1%	21.7%	21.7%	33.5%	29.8%
SOUTH AFRICA	18.6%	20.4%	38.0%	38.3%	33.7%	22.0%
SOUTH KOREA	53.6%	59.2%	53.6%	59.2%	45.1%	31.5%
SPAIN	35.3%	37.2%	42.7%	43.9%	32.2%	25.7%

Most Recent Data Available:

Source: Nielsen GB All Measured Retail Channels YTD thru 12/05/2021; Intage Japan CVS channel YTD thru 11/2021; Nielsen Canada All Channels YTD thru 12/04/2021; Nielsen Germany All Measured Retail Channels excl. Hard Discounters YTD thru 12/05/2021; Nielsen France All Measured Retail Channels YTD thru 12/05/2021; Nielsen Spain All Measured Retail Channels YTD thru 12/05/2021; Nielsen Korea All Channels YTD thru 11/30/2021; Nielsen Mexico All Channels YTD thru 11/30/2021; Nielsen South Africa All Measured Retail Channels YTD thru 11/28/2021; Nielsen Poland All Measured Retail Channels YTD thru 10/31/2021

24

25 UPDATES ON CHINA REINFORCING BRAND FOUNDATIONS BUILDING AVAILABILITY OF DIFFERENTIATED FLAVORS COMMUNICATING ABOUT PRODUCT FUNCTIONALITY INCREASING LOCAL RELEVANCE BY LEVERAGING KEY OPINION LEADERS PRODUCT & LIFESTYLE COMMUNICATION ON SOCIAL, DIGITAL AND POSM SUMMER ON PACK PROMOTION ACHIEVED HIGHEST REDEMPTION RATES EVER CONSOLIDATING THE PRODUCT PORTFOLIO STEP-CHANGING VISIBILITY IN PETROL IMPROVING IN-STORE VISIBILITY FIRMING UP EXECUTION IN CVS AND HYPERS

26 MAJOR SPONSORSHIPS 2021 WINTER SUMMER

TOP AMBASSADORS 2021



TIGER WOODS
GOLF LEGEND



LEWIS HAMILTON
7X FORMULA 1 CHAMPION



VALENTINO ROSSI
9X MOTOGP CHAMPION



ROB GRONKOWSKI
4X SUPERBOWL CHAMPION


NIKE
TOYOTA
US

CHLOE KIM
OLYMPIC AND X GAMES SNOWBOARD CHAMPION



BRITTANY FORCE
NHRA TOP FUEL CHAMPION



NYJAH HUSTON
STREET SKATE LEGEND


MONSTER ENERGY

KURT BUSCH
NASCAR AND DAYTONA 500 CHAMPION


GoPro

JAMIE ANDERSON
WINNINGEST FEMALE X GAMES ATHLETE



KEN BLOCK
VIRAL VIDEO PHENOMENON

27

CHAMPIONS 2021



FABIO QUARTARARO
MOTOGP WORLD CHAMPION


ROXY

CHLOE KIM
X GAMES SNOWBOARD SUPERPIPE CHAMPION



DYLAN FERRANDIS
MOTOCROSS 450 CHAMPION



BAJA 1000 MOTORCYCLE PRO CLASS CHAMPIONS



GRIFFIN COLAPINTO
U.S. OPEN OF SURFING CHAMPION



JAMIE ANDERSON
X GAMES SLOPESTYLE CHAMPION


MONSTER ENERGY
YETI
ARIAT

JOSE VITOR LEME
BACK-TO-BACK PBR CHAMPION


MONSTER ENERGY
KTM
PIRELLI
YAMAHA

MAXIME RENAUX
WORLD MOTOCROSS MX2 CHAMPION


NASCAR
MONSTER ENERGY

TY GIBBS
ARCA CHAMPION AND XFINITY ROOKIE OF THE YEAR

28

MMA CHAMPIONS 2021

SERGIO PETTIS
BANTAMWEIGHT CHAMPION



KAMARU USMAN
WELTERWEIGHT CHAMPION



VALENTINA SHEVCHENKO
WOMAN'S FLYWEIGHT CHAMPION





ROSE NAMAJUNAS
STRAWWEIGHT CHAMPION



BRANDON MORENO
FLYWEIGHT CHAMPION



PRIMARY SPONSOR

UFC

BELLATOR

29

30 FORMULA 1 2021 FIRST DRIVER IN FORMULA 1 HISTORY TO REACH 100 WINS LEWIS HAMILTON HAMILTON HOLDS THE RECORD FOR THE MOST F1 RACE WINS AT 103. TIED WITH MICHAEL SCHUMACHER FOR THE MOST F1 CHAMPIONSHIPS - 7

31 MOTOGP 2021 GREEN SWEEP MONSTER SWEEPS THE CHAMPIONSHIP PODIUM FABIO QUARTARARO WORLD CHAMPION FRANCESCO BAGNAIA 2ND PLACE, WORLD CHAMPION JOAN MIR 3RD PLACE, WORLD CHAMPION FABIO QUARTARARO MONSTER ENERGY FACTORY YAMAHA MOTOGP TEAM

32 E-SPORTS 2021 EVIL GENIUSES NATUS VINCERE FNATIC TEAM LIQUID SKYRROZ 4.2M+ FOLLOWERS JERICHO 3.3M+ FOLLOWERS VIRTUAL EVENTS IN 2021 POW3R 4M+FOLLOWERS TEEP 1.4M+ FOLLOWERS TOP TOURNAMENTS TOP TEAMS INFLUENTIAL STREAMERS ANNIEFUCHSIA 500K+ FOLLOWERS 110 TOURNAMENT FINALS APPEARANCES WITH 73 WINS

POST MALONE 33 MUSIC 2021 TOP ARTISTS TOP FESTIVALS BUN B ANTHRAX ROYCE DA 5'9" COLE SWINDEL POPPY BENNY THE BUTCHER TRAVIS BARKER FEID ILLENIUM

34 SOCIAL 2021 KEY HIGHLIGHTS 2B+ TOTAL IMPRESSIONS 212MM+ VIDEO VIEWS INCREASED FACEBOOK AND INSTAGRAM IMPRESSIONS YOY BY 85% POST MALONE ON TWITTER 297% INCREASE IN CONVERSATION APEX LEGENDS ON SNAPCHAT CONSUMER PROMO DROVE 10.8X HIGHER PURCHASE INTENT ACTION SPORTS ON TIKTOK Source: Google Ads Manager, Digitas 2021 Year in Review MONSTER ENERGY ON INSTAGRAM 25,827,793 FACEBOOK FOLLOWERS 7,800,000 INSTAGRAM FOLLOWERS 3,020,000 TWITTER FOLLOWERS 2,960,000 YOUTUBE FOLLOWERS 923,600 TIKTOK FOLLOWERS 26,000 SNAPCHAT FOLLOWERS

T1 35 RETAIL PROMOTIONS U.S. 2022 ALL ACCESS PASS RETAIL PROMOTION 2022 U.S. PROGRAMS ULTRA MIAMI ART WEEK PROMOTION WITH COI LERAY T2 T3 PARTNERING WITH TOP AAA VIDEO GAME TITLE PROMOTIONAL MONSTER ENERGY CAN GAMING RETAIL PROMOTION

36 RETAIL PROMOTIONS EMEA 2022 2022 EMEA PROGRAMS UFC RETAIL PROMO & CONTENT PARTY IN MIAMI RETAIL PROMO ALLACCESS PROMO & CONTENT PARTNERING WITH TOP AAA VIDEO GAME TITLE PROMOTIONAL MONSTER ENERGY CAN GAMING RETAIL PROMOTION T1 T2 T3 COUNTRIES CAN RUN THREE OR FOUR PROMOTIONS

37 JAVA MONSTER COFFEE WITH ATTITUDE NATIONAL DIGITAL CAMPAIGN PRODUCT & LIFESTYLE SAMPLING TRUCK TOUR EVENT ACTIVATIONS OUTSIDE LANDS BRAND AMBASSADORS CONSUMER PROMOTIONS

38 ULTRA FULL FLAVOR – ZERO SUGAR OFFICIAL ENERGY DRINK OF THE 2021 NOBULL CROSSFIT GAMES NATIONAL PROMOTIONS MEC MUSICIAN GUAPDAD4000 ULTRA GOLD 82.7 MILLION REACH, 521 MILLION IMPRESSIONS STAND BY YOUR CAN 39.5 MILLION REACH, 130.4 MILLION IMPRESSIONS DIGITAL PROGRAMS MEC ATHLETE HAILIE DEEGAN Source: HighSnobiety: 29MM; Spotify: 123.5MM; FB/IG: 241.3MM , Tremor: 18.1MM; Zefr 33.3MM; Snapchat: 110MM, Kargo: 35MM; Twitter: 56.1MM; TikTok: 5.1MM

39 JUICE TAKE FLAVOR TO THE LIMITS SOCIAL MEDIA FURTHER JUICE INTEGRATION INTO MAIN FEED INFLUENCER / PARTNER CONTENT 2022 INNOVATION AUSSIE STYLE LEMONADE FULL DIGITAL MEDIA LAUNCH CAMPIGN

40 NATIONAL DIGITAL CAMPAIGN TIGER WOODS CONSUMER PROMOTIONS SPORTS AND FIELD MARKETING NATIONAL EVENT PLATFORMS HYDRO HARD-CHARGING HYDRATION 2022 SPONSORSHIP

41 REHAB MONSTER REFRESH + RECOVER + REVIVE REFRESHED REHAB LINEUP & INNOVATION REGIONALLY TARGETED DIGITAL CAMPAIGN 2022 INNOVATION REHAB WATERMELON 817383 1221 AWARENESS & TRIAL DRIVING DIGITAL CAMPAIGN PERFORMANCE 67.5M IMPRESSIONS EXCEEDED CAMPAIGN CTR & VCR BENCHMARKS EVENT ACTIVATION BOTTLER, RETAIL & ECOMMERCE PROGRAMMING PARTNER CONTENT FULLY SUPPORTED LAUNCH AND DIGITAL CAMPAIGN Source: Digitas 2021 Year End Review

42 REIGN TOTAL BODY FUEL REGIONAL, NATIONAL & GLOBAL PARTNERSHIPS BRAND AMBASSADORS, ATHLETES AND FIELD SAMPLING TEAMS 2021 RESULTS: +900K SAMPLES DISTRIBUTED +3500 EVENTS & +4400 ACTIVITIES SOCIAL/DIGITAL MEDIA 2021 RESULTS: 784MM IMPRESSIONS & 313MM TOTAL REACH NATIONAL CHAIN & CONSUMER PROGRAMMING Source: IG Total Reach – 11/10/21 (IG Analytics & Khoros), IG Total Impressions – 11/10/21 (IG Analytics & Khoros)

43 REIGN INNOVATION 2021-2022 2022 2021

44 TRUE NORTH PURE ENERGY SELTZER NEW BRAND FAMILY LAUNCHED IN NATURAL CHANNEL AND E-COMMERCE DIGITAL AND SOCIAL MEDIA AMBASSADORS PALLET DISPLAYS AT SPROUTS AMAZON AVAILABILITY BRAND WEBSITE LAUNCHED SOCIAL MEDIA PAGES LAUNCHED DEDICATED AMBASSADOR ROSTER FOR BRAND SUPPORT

45 TRUE NORTH LAUNCH 2021

46 MONSTER U.S. INNOVATION 2021

47 MONSTER U.S. INNOVATION 2022 JAVA MONSTER MONSTER RESERVE

48 STRATEGIC BRANDS INNOVATION 2021

49 STRATEGIC BRANDS INNOVATION 2022

50 AFFORDABLE ENERGY INNOVATION 2021-2022 FURTHER EXPANSION OF FLAVORS AND VARIOUS COUNTRIES IN 2022

51 NOS GET AFTER IT NATIONAL DIGITAL MEDIA DELIVERED OVER 536M IMPRESSIONS ATHLETES & PARTNERS 12 ATHLETES / 220+ EVENTS INFLUENCER CONTENT & PARTNERSHIPS GENERATED OVER 66M VIEWS Source: Facebook Ads Manager, Google Campaign Manager HIGH PERFORMANCE ENERGY ROOTED IN AUTO-CULTURE

52 FULL THROTTLE HARD-WORKING, EASY DRINKING NATIONAL & LOCAL DIGITAL MEDIA DELIVERING 50M IMPRESSIONS ATHLETES & INFLUENCERS 6 PARTNERS WHITE REGIONAL OFFERING HARD-WORKING ENERGY FOR THE EVERYDAY WARRIORS Source: Facebook Ads Manager, Google Campaign Manager

UK RAP, GRIME & ELECTRIC MUSIC 53 RELENTLESS #WITHOUTLIMITS CREDIBLE KNOWN UK ARTIST COLLABORATIONS MAJOR FESTIVALS SCENE CREDIBLE MEDIA PARTNERSHIPS GRASS ROOTS 'ENERGY CREW' SUPPORT

54 BURN LIGHT IT UP MUSIC MAINSTREAM POP MUSIC IN COMBINATION WITH HIP-HOP & EDM. STYLE STYLE TO EXPRESS YOUR PERSONALITY IN EVERY POSSIBLE WAY. DANCE FUN, SELF-EXPRESSION, FLUID, AND ALWAYS SHAREABLE. NO NEED TO BE A PRO. DELIVERING ICONIC PARTY MOMENTS VIA

55 LIVE+ ENERGY LIVE LARGE INNOVATION PACKAGING REFRESH Q2 2021 EZ LIFESTYLE & COMEDY

56 MOTHER ENERGY ALWAYS ON! ENERGY FOR ALL OCCASIONS! HUMOR, ADVENTURE & MUSIC

57 POWERPLAY PLAY HARD LOCAL URBAN MUSIC AND STREET CULTURE

58 NALU FRUITY ENERGIZER FUELS YOUR IMAGINATION ABOVE THE LINE TARGETED SAMPLING PARTNERSHIPS DIGITAL IN-STORE

59 PREDATOR, FURY, PROWLER AFFORDABLE ENERGY GLOBAL ASSET LIVERPOOL FOOTBALL CLUB DIGITAL AND SOCIAL MEDIA PREDATOR FOR CONSUMERS DEMANDING FUCTIONALITY, TASTE AND LIFESTYLE BUT POSITIONED WITHIN THE AFFORDABLE ENERGY CATEGORY. INCREMENTAL OPPORTUNITIES IN LATAM, EASTERN EUROPE, AFRICA, MIDDLE EAST AND SOUTHEAST ASIA. A DIFFERENTIATED TARGET CONSUMER FROM PREMIUM ENERGY DRINKERS. PREDATOR HAS A UNIQUE POSITIONING AND OWNABLE LOOK & FEEL: BRAND ICON, GOLD COLOUR AND AMBASSADORS THAT EMBRACE THE CONQUERING SPIRIT.

60 SOLID FINANCIAL RESULTS 29 CONSECUTIVE YEARS OF INCREASED SALES SINCE THE ACQUISITION OF THE HANSEN BEVERAGE BUSINESS IN 1992. ACHIEVED $4.6 BILLION IN NET SALES IN 2020 UP 9.5% OVER NET SALES OF $4.2 BILLION IN 2019. FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021, ACHIEVED $1.97 IN DILUTED EARNINGS PER SHARE UP 12.5% OVER DILUTED EARNINGS PER SHARE OF $1.75 FOR THE SAME PERIOD IN 2020. ACHIEVED $1.4 BILLION IN NET INCOME IN 2020 UP 27.2% OVER NET INCOME OF $1.1 BILLION IN 2019. ACHIEVED $2.64 IN DILUTED EARNINGS PER SHARE IN 2020 UP 30.0% OVER DILUTED EARNINGS PER SHARE OF $2.03 IN 2019. FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021, ACHIEVED $4.1 BILLION IN NET SALES UP 21.0% OVER NET SALES OF $3.4 BILLION FOR THE SAME PERIOD IN 2020. FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021, ACHIEVED $1.1 BILLION IN NET INCOME UP 12.6% OVER NET INCOME OF $937.9 MILLION FOR THE SAME PERIOD IN 2020.

61 QUESTION AND ANSWER SESSION TO BEGIN SHORTLY

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